THIS CONVERTIBLE PROMISSORY NOTE AND THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND THIS CONVERTIBLE NOTE, THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE LENDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE. THE CONVERSION RIGHTS ATTACHED TO THIS CONVERTIBLE PROMISSORY NOTE MAY ONLY BE EXERCISED BY A PERSON WHO QUALIFIES AS AN "ACCREDITED INVESTOR" PURSUANT TO RULE 501 OF REGULATION D OF THE SECURITIES ACT.

CONVERTIBLE PROMISSORY NOTE

$250,000.00	Midland, TX
August 24, 2009

FOR VALUE RECEIVED, the undersigned, Doral Energy Corp., a Nevada corporation (referred to herein as the “Borrower”), with offices at 415 West Wall, Suite 500, Midland, TX 79701, hereby unconditionally promises to pay to the order of W.S. Oil & Gas Limited, its successors and permitted assigns (the “Lender”), in lawful money of the United States, at 2002 Bedford Drive, Midland, TX 79701, or such other address as the Lender may from time to time designate, the principal sum of Two Hundred Fifty-Thousand Dollars ($250,000.00) plus interest (the “Loan”). This Note shall mature and become due and payable in full on or after November 1, 2012 on demand by the holder (the “Maturity Date”).

          1.      Terms of Repayment. Subject to Section 1(c) of this Note, Principal of and interest on this Note shall be paid by the Borrower as follows:

          (a)           Payments in the amount of $16,666.67 representing principal and interest due shall be paid in twenty-four (24) equal monthly payments with a first payment due November 1, 2009 and thereafter on the first day of each month. Further, payments in the amount of $8,333.33 representing principal and interest due that shall be paid in twelve (12) equal monthly payments with a first payment due November 1, 2011, with a final payment of interest and principal due on the Maturity Date. Total payments due on this Note shall equal Five Hundred Thousand Dollars ($500.000.00) .

          (b)           The Borrower further agrees that, if any payment made by the Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter pledged as security for this Note is required to be returned by Lender to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Borrower’s liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereunder securing the Borrower’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Borrower in respect to the amount of such payment (or any lien, security interest or other collateral securing such obligation).

          (c)           Notwithstanding any other agreement between Borrower and Lender, pursuant to this Note or otherwise, Borrower and Lender agree that Borrower will not pay Lender any amount, including without limitation, any Principal of or interest on this Note, until and after all amounts payable by Borrower to Macquarie Bank Limited pursuant to any documentation between the parties, has been indefeasibly paid in cash.

          2.      Conversion.

          (a)           At any time after an Event of Default (as defined below), the Lender shall have the option to convert any remaining principal and interest due on this Note into fully-paid and nonassessable shares of the Borrower’s Common Stock valued at four times the “Fair Market Value” (the “Conversion Rate”). “Fair Market Value” on a date shall be the average of the daily closing prices for the five (5) consecutive trading days before such date excluding any trades which are not bona fide arm’s length transactions. The closing price for each day shall be (a) if such security is listed or admitted for trading on any national securities exchange, the last sale price of such security, regular way, or the mean of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which such security are listed, or (b) if quoted on NASDAQ or any similar system of automated dissemination of quotations of securities prices then in common use the mean between the closing high bid and low asked quotations of such security in the over-the-counter market as shown by NASDAQ or such similar system of automated dissemination of quotations of securities prices, as reported by any member firm of the New York Stock Exchange selected by the Lender, (c) if not quoted as described in clause (b), the mean between the high bid and low asked quotations for the shares as reported by NASDAQ or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Lender. If such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (a) of the preceding sentence if bid and asked quotations are reported but actual transactions are not, and in the manner set forth in clause (b) of the preceding sentence if actual transactions are reported.

          (b)           To exercise any conversion, the holder of this Note shall surrender the Note to the Borrower during usual business hours at the offices of the Borrower, accompanied by a written notice in the form attached hereto as Exhibit A, Notice of Conversion, and made a part hereof.

          (c)           As promptly as practicable after the surrender of this Note by the Lender, the Borrower shall deliver or cause to be delivered to the Lender, certificates for the full number of Shares issuable upon conversion of this Note, in accordance with the provisions hereof, together with a duly executed new Note of the Borrower in the form of this Note for any principal amount not so converted. Such conversion shall be deemed to have been made at the time that this Note was surrendered for conversion and the notice specified herein shall have been received by the Borrower.

          (d)           The number of shares issuable upon conversion of this Note or repayment by the Borrower in shares shall be proportionately adjusted if the Borrower shall declare a dividend of capital stock on its capital stock, or subdivide its outstanding capital stock into a larger number of shares by reclassification, stock split or otherwise, which adjustment shall be made effective immediately after the record date in the case of a dividend, and immediately after the effective date in the case of a subdivision. The number of shares issuable upon conversion of this Note or any part thereof shall be proportionately adjusted in the amount of securities for which the shares have been changed or exchanged in another transaction for other stock or securities, cash and/or any other property pursuant to a merger, consolidation or other combination. The Borrower shall promptly provide the holder of this Note with notice of any events mandating an adjustment to the conversion ratio, or for any planned merger, consolidation, share exchange or sale of the Borrower, signed by the President and Chief Executive Officer of Borrower.

          3.      Restricted Securities. By accepting this Note, the Lender hereby:

          (a)           Represents and warrants to the Borrower as follows, and acknowledges that the Borrower has relied upon such representations and warranties in issuing this Note:

(i)        the Lender is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”),

(ii)      Everett Willard Gray, II, the Chief Executive Officer, Vice-Chairman and a director of the Borrower, is the sole general partner of the Lender, and that the Lender has been provided with such information as it deems necessary for deciding whether or not to invest in the Borrower’s securities,

(iii)     the Lender is not aware of any general solicitation or general advertising relating to the offer and sale of this Note or the Note Shares,

(iv)     this Note is, and the Note Shares will be, acquired by the Lender for investment purposes for the Lender’s own account, not as a nominee or agent, and not with a view to the reoffer, resale or distribution of any part thereof, and the Lender has no present intention of selling, granting any participation in, assigning, transferring or otherwise distributing the same, and the Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, assign, grant participations or otherwise distribute to such person or any other person, with respect to this Note or the Note Shares; and

(b) Agrees with the Borrower that:

(i)

this Note and the shares issuable upon conversion of this Note (the “Note Shares”) have been and will be issued pursuant to the exemption from the registration requirements of the Securities Act provided by Regulation D of the Securities Act based upon the representations and warranties of the Lender contained herein,

(ii)

notwithstanding any other provision in this Note to the contrary, neither this Note nor the Note Shares may be offered, sold, transferred, pledged, assigned or hypothecated unless there is an effective registration statement under the Securities Act relating to such securities or there is an available exemption from the registration requirements of the Securities Act, and that the Borrower will refuse to register or acknowledge any offer, sale, transfer, pledge, assignment or hypothecation not made pursuant to an effective registration statement under the Securities Act or not made pursuant to an available exemption from the registration requirements of the Securities Act, and

(iii)

this Note is, and the Note Shares will be, restricted securities under the Securities Act, and all certificates representing the Note Shares will be endorsed with a legend substantially similar to the following, or such other legend as the Borrower may deem advisable, in its sole discretion, to ensure compliance with the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.”

          4.      Liability of the Borrower. The Borrower is unconditionally, and without regard to the liability of any other person, liable for the payment and performance of this Note and such liability shall not be affected by an extension of time, renewal, waiver, or modification of this Note or the release, substitution, or addition of collateral for this Note. Each person signing this Note consents to any and all extensions of time, renewals, waivers, or modifications, as well as to release, substitution, or addition of guarantors or collateral security, without affecting the Borrower’s liabilities hereunder. Lender is entitled to the benefits of any collateral agreement, guarantee, security agreement or any other documents which may be related to or are applicable to the debt evidenced by this Note, all of which are collectively referred to as “Loan Documents” as they now exist, may exist in the future, have existed, and as they may be amended, modified, renewed, or substituted.

          5.      Representations and Warranties. The Borrower represents and warrants as follows: (i) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; (ii) the execution, delivery and performance by the Borrower of this Note are within the Borrower's powers, have been duly authorized by all necessary action, and do not contravene (A) the Borrower's certificate of incorporation or bylaws or (B) (x) any law or (y) any agreement or document binding on or affecting the Borrower, (iii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or third person is required for the due execution, delivery and performance by the Borrower of this Note; (iv) this Note constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as enforcement hereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and subject to the applicability of general principles of equity; (v) the Borrower has all requisite power and authority to own and operate its property and assets and to conduct its business as now conducted and proposed to be conducted and to consummate the transactions contemplated hereby; (vi) the Borrower is duly qualified to conduct its business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it, or in which the transaction of its business makes such qualification necessary; (vi) there is no pending or, to the Borrower 's knowledge, threatened action or proceeding affecting the Borrower before any governmental agency or arbitrator which challenges or relates to this Note or which may otherwise have a material adverse effect on the Borrower; (viii) after giving effect to the transactions contemplated by this Note, the Borrower is Solvent; (ix) the Borrower is not in violation or default of any provision of (A) its certificate of incorporation or by-laws, each as currently in effect, or (B) any instrument, judgment, order, writ, decree or contract, statute, rule or regulation to which the Borrower is subject, and (x) this Note is validly issued, free of any taxes, liens, and encumbrances related to the issuance hereof and is not subject to preemptive right or other similar right of members of the Borrower, and (xi) the Borrower has taken all required action to reserve for issuance such number of shares of Common Stock as may be issuable from time to time upon conversion of this Note.

          6.      Covenants. So long as any principal or interest is due hereunder and shall remain unpaid, the Borrower will, unless the Lender shall otherwise consent in writing:

          (a)           Maintain and preserve its existence, rights and privileges;

          (b)           Give written notice to Lender upon the occurrence of an Event of Default (as defined below) or any event but for the giving of notice or lapse of time, or both, would constitute an Event of Default within five (5) Business Days of such event;

          (c)           Not use the proceeds from the issuance of this Note in any way for any purpose that entails a violation of, or is inconsistent with, Regulation U of the Board of Governors of the Federal Reserve System of the United States of America;

          (d)           Comply in all material respects with all applicable laws (whether federal, state or local and whether statutory, administrative or judicial or other) and with every applicable lawful governmental order (whether administrative or judicial);

          (e)           Not redeem or repurchase any of its capital stock without Lender’s prior written consent;

          (f)           Not prepay any indebtedness, except for indebtedness to Macquarie Bank Limited and trade payables incurred in the ordinary course of the Borrower's business; and

          (g)           Not take any action which would impair the rights and privileges of this Note set forth herein or the rights and privileges of the holder of this Note.

          7.        Events of Default. Each and any of the following shall constitute a default and, after expiration of a grace period, if any, shall constitute an “Event of Default” hereunder:

          (a)           the nonpayment of principal and interest, late charges or any other costs or expenses promptly when due of any amount payable under this Note or the nonpayment by the Borrower of any other obligation to the Lender;

          (b)           an Event of Default under this Note (other than a payment default described above), or any other failure of the Borrower to observe or perform any present or future agreement of any nature whatsoever with Lender, including, without limitation, any covenant set forth in this Note;

          (c)           if Borrower shall commence any case, proceeding or other action: (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to it or its debts; or (ii) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, or the Borrower shall make a general assignment for the benefit of its creditors; or (iii) there shall be commenced against the Borrower any case, proceeding or other action of a nature referred to above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property, which case, proceeding or other action results in the entry of any order for relief or remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) the Borrower shall take any action indicating its consent to, approval of, or acquiescence in, or in furtherance of, any of the acts set forth; or (iv) the Borrower shall generally not, or shall be unable to, pay its debts as they become due or shall admit in writing its inability to pay its debts;

          (d)           any representation or warranty made by the Borrower or any other person or entity under this Note or under any other Loan Documents shall prove to have been incorrect in any material respect when made;

          (e)           an event of default or default shall occur and be continuing for more than six (6) months under any other material agreement, document or instrument binding upon the Borrower including, without limitation, any instrument for borrowed money in excess of fifty thousand dollars ($50,000) (whether or not any such event of default or default is waived by the holder thereof), provided that any such event of default or default existing as of the initial date of this Note shall not be deemed an Event of Default until or unless it persists for six (6) months from the initial date of this Note;

          (f)           the entry of any judgment against Borrower or any of its property for an amount in excess of fifty thousand dollars ($50,000) that remains unsatisfied for thirty (30) days;

          (g)           the sale of all or substantially all of the assets, or change in ownership or the dissolution, liquidation, merger, consolidation, or reorganization of Borrower without the Lender’s prior written consent; or

          (h)           the Borrower’s shares of Common Stock are suspended from trading or delisted from trading on the Over the Counter Bulletin Board.

          8.        Lender’s Rights Upon Default. Upon the occurrence of any Event of Default, the Lender may, at its sole and exclusive option, do any or all of the following, either concurrently or separately: (a) accelerate the maturity of this Note and demand immediate payment in full, whereupon the outstanding principal amount of the Note and all obligations of Borrower to Lender, together with accrued interest thereon and accrued charges and costs, shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived; and (b) exercise all legally available rights and privileges.

          9.        Default Interest Rate. Upon an Event of Default, without any further action on the part of Lender, interest will thereafter accrue at the rate equal to the lesser of (i) 36% per annum or (ii) the highest rate permitted by applicable law, per annum (the “Default Rate”), until all outstanding principal, interest and fees are repaid in full by Borrower.

          10.      Usury. In no event shall the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law. Any excess amount of deemed interest shall be null and void and shall not interfere with or affect the Borrower’s obligation to repay the principal of and interest on the Note. This confirms that the Borrower and, by its acceptance of this Note, the Lender intend to contract in strict compliance with applicable usury laws from time to time in effect. Accordingly, the Borrower and the Lender stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use or forbearance of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

          11.      No Prepayment. This Note may not be prepaid in whole or in part, at any time, without the prior written consent of the Lender.

          12.      Costs of Enforcement. Borrower hereby covenants and agrees to indemnify, defend and hold Lender harmless from and against all costs and expenses, including reasonable attorneys’ fees and their costs, together with interest thereon at the Prime Rate, incurred by Lender in enforcing its rights under this Note; or if Lender is made a party as a defendant in any action or proceeding arising out of or in connection with its status as a lender, or if Lender is requested to respond to any subpoena or other legal process issued in connection with this Note; or reasonable disbursements arising out of any costs and expenses, including reasonable attorneys’ fees and their costs incurred in any bankruptcy case; or for any legal or appraisal reviews, advice or counsel performed for Lender following a request by Borrower for waiver, modification or amendment of this Note or any of the other Loan Documents.

          13.      Governing Law. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and permitted assigns; provided that the Borrower may not assign this Note, in whole or in part, by operation of law or otherwise, without the prior written consent of the Lender. The Lender may not assign or otherwise participate out any part of, or any interest in, its rights and benefits hereunder except as provided in Section 3 of this Note. The terms and provisions of this Note shall at all times be subject to the Lender Subordination Agreement (as defined below), and the terms and provisions of this Note shall be binding upon and enure to the benefit of the Lender and the Borrower and their respective heirs, executors, administrators, successors and permitted assigns; provided that this Note shall not be assignable by any party without prior written consent of the other parties. Notwithstanding any provision of this Note to the contrary, this Note and any Convertible Notes issued pursuant to this Note may not be assigned, pledged, transferred or sold by the Lender unless such assignee, pledge, transferee or purchaser has duly executed a Subordination Agreement (as defined below). This Note, and any claims arising out of relating to this Note, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws.

          14.      Jurisdiction. THE BORROWER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS NOTE, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF UTAH. THE BORROWER, BY THE EXECUTION AND DELIVERY OF THIS NOTE, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE BORROWER AGREES THAT PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 15 OF THIS NOTE. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL

JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

          15.      Miscellaneous. (a) Borrower hereby waives protest, notice of protest, presentment, dishonor, and demand. (b) Time is of the essence for each of Borrower’s covenants under this Note. (c) The rights and privileges of Lender under this Note shall inure to the benefit of its successors and permitted assigns. All obligations of Borrower in connection with this Note shall bind Borrower’s successors and permitted assigns, and Lender’s conversion rights shall succeed to any successor securities to Borrower’s common stock. (d) The terms and provisions of this Note shall at all times be subject to the Lender Subordination Agreement, and the terms and provisions of this Note shall be binding upon and enure to the benefit of the Lender and the Borrower and their respective heirs, executors, administrators, successors and assigns; provided that this Note shall not be assignable by any party without prior written consent of the other parties. Notwithstanding any provision of this Note to the contrary, this Note may not be assigned, pledged, transferred or sold by the Lender unless such assignee, pledge, transferee or purchaser has duly executed a Subordination Agreement. (e) If any provision of this Note shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Note shall be construed as if such invalid or unenforceable provision had never been contained herein. (f) The waiver of any Event of Default or the failure of Lender to exercise any right or remedy to which it may be entitled shall not be deemed a waiver of any subsequent Event of Default or Lender’s right to exercise that or any other right or remedy to which Lender is entitled. No delay or omission by Lender in exercising, or failure by Lender to exercise on any one or more occasions, shall be construed as a waiver or novation of this Note or prevent the subsequent exercise of any or all such rights. (g) This Note may not be waived, changed, modified, or discharged orally, but only in writing.

          16.      Notice, Etc. Any notice required by the provisions of this Note will be in writing and will be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, and delivered as follows:

If to the Borrower:

Doral Energy Corp.
415 West Wall, Suite 500
Midland, TX 79701

If to Lender:

W.S. Oil & Gas Limited
2002 Bedford Drive
Midland, TX 79701

          or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties

          17.      Definitions. As used herein, the term "Solvent" shall mean, with respect to any person or entity on a particular date, that on such date (i) the fair value of the property of such person or entity is not less than the total amount of the liabilities of such person or entity, (ii) the present fair salable value of the assets of such person or entity is not less than the amount required to pay (E) the probable liability on such person's existing debts as they become absolute and matured, (iii) such person or entity is able to realize upon its assets and pay its debts and other liabilities, (iv) such person or entity does not intend to, and does not believe that it will, incur debts or liabilities beyond such person or entity's ability to pay as such debts and liabilities mature and (v) such person or entity is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such person's or entity's property would constitute unreasonably small capital. As used herein, the term “Subordination Agreement” means a subordination agreement in the form and substance as attached as Exhibit B hereto. As used herein, the term “Lender Subordination Agreement” means a Subordination Agreement between the Lender, Borrower, and Macquarie Bank Limited, which must be in place prior to the execution of this Note.

          IN WITNESS WHEREOF, the undersigned has executed this Convertible Promissory Note as of the date first set forth above.

DORAL ENERGY CORP.

            /s/ H. Patrick Seale
_________________________________

By: H. Patrick Seale

Its: President & COO

The Lender hereby acknowledges its agreement to the terms and conditions set out in this Convertible Promissory Note.

W.S. OIL AND GAS LIMITED

/s/ Everett Willard Gray, II
_________________________________
By:      Everett Willard Gray, II
            General Partner.

EXHIBIT A

NOTICE OF CONVERSION

(to be signed upon conversion of the Note)

TO DORAL ENERGY CORP.:

          The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into _____________ shares of Common Stock of Doral Energy Corp., and requests that the certificates for such shares be issued in the name of ________________________________________, and delivered to, ________________________________________, whose address is ________________________________________.

          The undersigned represents and warrants to the Company that, as of the date hereof, the undersigned is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act") and that the shares of Common Stock issuable to the undersigned upon conversion of the Note are being acquired for investment purposes for the undersigned's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same.

          The undersigned agrees not to offer, resell, pledge or otherwise transfer the shares of Common Stock issuable to the undersigned upon conversion of the Note unless such offer, resale, pledge or transfer is made pursuant to an effective registration under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

Dated: _____________________

____________________________________
                             (signature)

____________________________________
____________________________________
                             (address)

EXHIBIT B

SUBORDINATION AGREEMENT [FORM OF]

SUBORDINATION AGREEMENT

          This SUBORDINATION AGREEMENT (as amended or modified, the “Subordination Agreement”) is by and among W.S. OIL & GAS LIMITED, a Texas Limited Partnership, (“Subordinated Creditor”, whether one or more), whose address is 2002 Bedford, Midland, Texas, 79701, DORAL ENERGY CORP., a Nevada corporation (“Borrower”), whose address is 415 West Wall, Suite 500, Midland, TX 79701, and MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia (“Administrative Agent”), with offices at Level 15, 1 Martin Place, Sydney, New South Wales, 2000 Australia.

Background

          1.           Borrower, Administrative Agent and each of the Lenders (as defined in the Credit Agreement) are parties to the Senior First Lien Secured Credit Agreement dated as of July 29, 2008 (as amended, supplemented or modified from time to time, the “Credit Agreement”). Borrower’s obligations to each of the Lenders under the Credit Agreement are secured by a senior mortgage lien and first-priority security interest conveying all of the real and personal property of Borrower.

          2.           Each of Lenders’ obligations under the Credit Agreement is conditioned upon, among other things, the subordination of all obligations owed by Borrower to the Subordinated Creditor to the obligations owed by Borrower to Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

          3.           Capitalized terms not defined in this Subordination Agreement shall have the meanings set forth in the Credit Agreement.

Agreements

          To comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, the Subordinated Creditor, Borrower and Lenders agree as follows:

          Section 1.      Subordination of Obligations and Priority.

                         (a)      The payment of and any liens or security interests securing payment of any and all Subordinated Debt (defined below) is expressly subordinated to the extent and in the manner set forth in this Subordination Agreement to the Senior Indebtedness (defined below) and the liens and security interests securing the Senior Indebtedness. The term “Subordinated Debt” as used in this Subordination Agreement means any and all indebtedness, liabilities and obligations of Borrower to the Subordinated Creditor, absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by the Subordinated Creditor, whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrower to Subordinated Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limiting the generality of the foregoing, all indebtedness, liabilities and obligations of Borrower to the Subordinated Creditor arising out of any operating agreement or similar agreement between Subordinated Creditor and Borrower.

                         The term “Senior Indebtedness” as used in this Subordination Agreement means any and all indebtedness, liabilities and other Obligations of Borrower to Senior Creditor (as defined below) absolute or contingent, direct or indirect, joint, several or independent, now outstanding or owing or which may hereafter be existing or incurred, arising by operation of law or otherwise, due or to become due, or held or to be held by Senior Creditor whether created directly or acquired by assignment, as a participation, conditionally, as collateral security from another or otherwise, including indebtedness, obligations and liabilities of Borrower to Senior Creditor as a member of any partnership, syndicate, association or other group, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise and including, without limitation, all Obligations (as defined in the Credit Agreement) owed by Borrower to Senior Creditor under the Credit Agreement, the Swap Agreement and the other Loan Documents.

                         (b)      Priority. The agreements of Borrower, Senior Creditor and Subordinated Creditor herein are applicable without regard to the date a loan or extension of credit is made to Borrower. The term “Senior Creditor” includes Administrative Agent, each of the Lenders party to the Credit Agreement and Macquarie Bank Limited under the Swap Agreement.

          Section 2.      Restrictions on Subordinated Creditor. During such time as any Senior Indebtedness remains unpaid, Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from the Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, nor present any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument); [provided, however, nothing contained herein shall prevent Subordinated Creditor from (a) receiving any scheduled payment from Borrower pursuant to the instruments set forth on Exhibit A (the “Subordinated Debt Instruments”) and (b) receiving payment from Borrower for goods and services provided to Borrower by Subordinated Creditor in the ordinary course of business within thirty (30) days of the date hereof or after the date hereof.]

          Section 3.      Prohibition of All Payments Following Default and Notice.

                         (a)      If there shall occur and be continuing any Event of Default, then, unless and until such Event of Default shall have been cured, or unless and until the Senior Indebtedness shall be paid in full, the Subordinated Creditor will not ask for, sue for, take, demand, receive or accept from Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt nor present any Subordinated Debt Instrument or any instrument evidencing the Subordinated Debt for payment (other than such presentment as may be necessary to prevent discharge of other liable parties on such instrument).

                         (b)      In the event that Borrower defaults under the Subordinated Debt prior to the full and final payment of the Senior Indebtedness, Borrower shall provide Lender with notice of such default.

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          Section 4.      Payments Cannot Create a Default. The Subordinated Creditor will not ask for, demand, sue for, take, receive or accept from Borrower, by set off or in any other manner, any payment or distribution on account of the Subordinated Debt, if the making of such payment would constitute, or would result in the occurrence of, a violation of the provisions of any instrument or agreement evidencing, in connection with, as security for or providing for the issuance of any Senior Indebtedness or would result in the occurrence of any event which with the giving of notice or lapse of time or both would constitute a default or an event of default under the Credit Agreement or any other Loan Document.

          Section 5.      Unauthorized Receipt of Payment by Subordinated Creditor. In the event the Subordinated Creditor shall receive any payment or distribution on account of the Subordinated Debt which Subordinated Creditor is not entitled to receive under this Subordination Agreement, Subordinated Creditor will hold any amount so received in trust for Senior Creditor and will promptly turn over such payment to Senior Creditor in the form received by Subordinated Creditor (together with any necessary endorsement) to be applied against the Senior Indebtedness.

          Section 6.      Restrictions on Actions to Recover Subordinated Debt. The Subordinated Creditor will not commence any action or proceeding against Borrower to recover all or any part of the Subordinated Debt or join with any other creditor, unless Senior Creditor shall also join, in bringing any proceedings against Borrower under any bankruptcy, reorganization, readjustment of debt, arrangement of debt, receivership, liquidation or insolvency law or statute of the Federal or any state government unless and until all Senior Indebtedness shall have been paid in full.

          Section 7.      Insolvency or Bankruptcy by Borrower. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement with creditors, adjustment of debt, whether or not pursuant to bankruptcy laws, the sale of all or substantially all of the assets, dissolution, liquidation, or any other marshaling of the assets and liabilities of Borrower, the Subordinated Creditor will at Senior Creditor’s request file any claim, proof of claim, proof of interest or other instrument of similar character necessary to enforce the obligations of Borrower in respect of the Subordinated Debt and will hold in trust for Senior Creditor and pay over to Senior Creditor, in the form received (together with any necessary endorsement), to be applied on the Senior Indebtedness, any and all monies, dividends or other assets received in any such proceedings on account of the Subordinated Debt unless and until the Senior Indebtedness shall be paid in full. In the event that the Subordinated Creditor shall fail to take any such action requested by Senior Creditor, Senior Creditor, may, as attorney in fact for the Subordinated Creditor take such action on behalf of the Subordinated Creditor, and the Subordinated Creditor hereby appoints Senior Creditor as attorney in fact for the Subordinated Creditor to demand, sue for, collect and receive any and all such monies, dividends or other assets and give acquittance therefor and to file any claim, proof of claim, proof of interest or other instrument of similar character and to take such other proceedings in Senior Creditor’s own name or in the name of the Subordinated Creditor as Senior Creditor may deem necessary or advisable for the enforcement of this Subordination Agreement, and the Subordinated Creditor will execute and deliver to Senior Creditor such other and further powers of attorney or other instruments as Senior Creditor may request in order to accomplish the foregoing.

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          Section 8.      Senior Creditor’s Rights. Senior Creditor may, at any time, and from time to time, without the consent of or notice to the Subordinated Creditor, without incurring responsibility to the Subordinated Creditor and without impairing or releasing any of Senior Creditor’s rights or any of the obligations of the Subordinated Creditor under this Subordination Agreement:

                         (a)      change the amount of the Senior Indebtedness, manner, place or terms of payment, or change or extend for any period the time of payment of, or renew, rearrange or otherwise modify or alter, the Senior Indebtedness or any instrument or agreement now or hereafter executed evidencing, in connection with, as security for or providing for the issuance of any of the Senior Indebtedness in any manner, or enter into or amend in any manner any other agreement relating to the Senior Indebtedness (including provisions restricting or further restricting payments of the Subordinated Debt);

                         (b)      sell, exchange, release or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, howsoever securing, the Senior Indebtedness in accordance with the applicable Loan Documents;

                         (c)      release anyone liable in any manner for payment or collection of the Senior Indebtedness;

                         (d)      exercise or refrain from exercising any rights against Borrower or others (including the Subordinated Creditor); and

                         (e)      apply any sums received by Senior Creditor, by whomsoever paid and however realized, to payment of the Senior Indebtedness in such a manner as Senior Creditor, in its sole discretion, may deem appropriate.

          Section 9.      Documentation of Subordinated Debt. The Subordinated Creditor will:

                         (a)      cause all Subordinated Debt to be evidenced by a note, debenture or other instrument evidencing the Subordinated Debt;

                         (b)      at Senior Creditor’s request, promptly surrender or cause to be surrendered any such note, debenture, or instrument evidencing the Subordinated Debt so that a statement or legend may be entered thereon to the effect that such note, debenture, or other instrument is subordinated to the Senior Indebtedness in favor of Senior Creditor in the manner and to the extent set forth in this Subordination Agreement;

                         (c)      mark the books of Subordinated Creditor to show that the Subordinated Debt is subordinated to the Senior Indebtedness in the manner and to the extent set forth in this Subordination Agreement; and

                         (d)      cause all financial statements of the Subordinated Creditor hereafter prepared for delivery to any person to make specific reference to the provisions of this Subordination Agreement.

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          Section 10.      Notices. All notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered, to the applicable address, or facsimile number set out below or to such other address, or facsimile number, as shall be designated by such party in a notice to the other parties. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (a) actual receipt by the relevant party hereto and (b) (i) if delivered by hand or by courier, upon delivery; (ii) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; and (iii) if delivered by facsimile, when sent and the sender has received electronic confirmation of error free receipt. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

If to Administrative Agent:	Macquarie Bank Limited
Houston Representative Office
One Allen Center
500 Dallas Street, Suite 3100
Houston, Texas 77002
	Attention:	Michael Sextro
	Telephone:	713-275-6207
	Facsimile:	713-275-6222
	E-Mail:	michael.sextro@macquarie.com

With a copy to:	Greenberg Traurig, LLP
1000 Louisiana, Suite 1700
Houston, Texas 77002
	Attention:	Douglas C. Atnipp
	Telephone:	713-374-3500
	Facsimile:	713-374-3505
	E-Mail:	atnippd@gtlaw.com

If to Subordinated Creditor:	W.S. Oil & Gas Limited
2002 Bedford
Midland, TX 79701
	Attention:	Everett Willard Gray, II
	Telephone:	432-218-9824
	Facsimile:	432-505-9746
	E-Mail:	willgray@sbcglobal.net

If to Borrower:	Doral Energy Corp
415 West Wall
Suite 500
Midland, TX 79701
	Attention:	Paul Kirkitelos
	Telephone:	432-789-1180
	Facsimile:	888-311-4939
	E-Mail:	paulk@doralenergy.com

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          Section 11.      Execution of Instruments. The Subordinated Creditor agrees to execute any and all other instruments necessary as required by the Lender to subordinate the Subordinated Debt to the Senior Indebtedness as herein provided.

          Section 12.      Assignment by Subordinated Creditor. Subordinated Creditor will not assign or transfer to others any claim the Subordinated Creditor has or may have against Borrower as long as any of the Senior Indebtedness remains outstanding, unless such assignment or transfer is expressly made subject to this Subordination Agreement.

          Section 13.      Warranties and Representations. The Subordinated Creditor represents and warrants that (a) neither the execution nor delivery of this Subordination Agreement nor fulfillment of or compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument (including, without limitation, any formation documents) to which Subordinated Creditor is now subject, (b) none of the Subordinated Debt is or will be subordinated to any other indebtedness of Borrower other than the Senior Indebtedness unless otherwise agreed by Lender, (c) except for the Subordinated Debt evidenced by the Subordinated Debt Instruments, as of the date of this Agreement, Borrower has no additional debt due and owing to Subordinated Creditors and (d) Exhibit B contains a listing of all liens filed by Subordinated Creditor relating to the Subordinated Debt.

          Section 14.      Waiver of Notice of Acceptance. Notice of acceptance of this Subordination Agreement is waived, acceptance on the part of Lender being conclusively presumed by its request for this Subordination Agreement and delivery of the same to it.

          Section 15.      Assignment by Lender. This Subordination Agreement may be assigned by Lender in connection with any assignment or transfer of the Senior Indebtedness.

          Section 16.      GOVERNING LAW. THIS SUBORDINATION AGREEMENT SHALL BE CONSTRUED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

          Section 17.      Severability. If any provision (or portion of any provision) of this Subordination Agreement is rendered or declared invalid, illegal or unenforceable by reason of any existing or subsequently enacted legislation or by a final decision of any court of competent jurisdiction, the parties shall promptly meet and negotiate substitute provisions for those rendered invalid, illegal or unenforceable, but all of the remaining provisions will remain in full force and effect.

          Section 18.      Counterparts. This Subordination Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties be contained together on any one counterpart of this Subordination Agreement. Each counterpart will be deemed an original, but all counterparts taken together will constitute one and the same agreement.

          Section 19.      ENTIRE AGREEMENT; AMENDMENT. THIS SUBORDINATION AGREEMENT REFLECTS THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED BY THIS SUBORDINATION AGREEMENT

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AND CANNOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS AMONG ANY OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. This Subordination Agreement may be amended and the rights of any party under this Subordination Agreement may be waived only pursuant to a written agreement signed by each of the parties to this Subordination Agreement.

[SIGNATURES BEGIN ON THE FOLLOWING PAGE]

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          IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of August 24, 2009.

SUBORDINATED CREDITOR:

W.S. OIL & GAS LIMITED,
a Texas Limited Partnership

By:       /s/ Everett Willard Gray, II
Name: EVERETT WILLARD GRAY, II
Title:   President

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

          IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized undersigned officer effective as of August 24, 2009.

BORROWER:

DORAL ENERGY CORP.,
a Nevada corporation

By:      /s/ H. Patrick Seale
Name: H. PATRICK SEALE
Title:   President & COO

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

          IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized undersigned officers effective as of August ___, 2009.

LENDER:

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By:      _________________________________________________
Name: _________________________________________________
Title:   _________________________________________________

By:      _________________________________________________
Name: _________________________________________________
Title:   _________________________________________________

[SIGNATURE PAGE TO SUBORDINATION AGREEMENT]

EXHIBIT A

Subordinated Debt Instruments

Convertible Promissory Note dated on or about the date of this Agreement.

EXHIBIT B

Liens

None.